United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2002



                              Hercules Incorporated
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             (Exact name of registrant as specified in its charter)

       Delaware                 001-00496                    51-0023450
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   (State or other        (Commission File Number)          (IRS Employer
    jurisdiction of                                       Identification Number)
    incorporation)



                                 Hercules Plaza
                          1313 North Market Street
                       Wilmington, Delaware 19894-0001
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             (Address of principal executive offices) (Zip Code)

                               (302) 594-5000
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            (Registrant's telephone number, including area code)


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Item 5.           Other Events.
                  ------------

                  The Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 was due on May 15, 2002. On May 16, 2002, the Company filed with the Commission Form 12b-25, Notification of Late Filing, extending the filing due date to May 20, 2002. As indicated in the Form 12b-25 filing, in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the BetzDearborn Water Treatment business, which was divested on April 29, 2002 for $1.8 billion, must be treated as a discontinued operation. The Company has been working diligently to prepare its consolidated financial statements for the quarter ended March 31, 2002 and such financial statements have been substantially completed. However, due to the complexities associated with accounting for the discontinued operations, the Company has not finalized such consolidated financial statements and related disclosures and is unable to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 within the extended period. The Company continues to work diligently to finalize completion of its consolidated financial statements and intends to file its quarterly report on Form 10-Q by the end of the week.

                  The delay has no effect on previously reported results of operations for the quarter ended March 31, 2002.



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


SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HERCULES INCORPORATED


May 20, 2002                              By:  /s/ Israel J. Floyd
                                              ----------------------------------
                                               Israel J. Floyd
                                               Corporate Secretary
                                               and General Counsel



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